SUPPLEMENT DATED JUNE 26, 2020

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2020

FOR SMALL-CAP GROWTH PORTFOLIO (formerly named Developing Growth Portfolio)

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2020 for Small-Cap Growth Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus.  The changes below are effective as of the date of this supplement.  Remember to review the Prospectus for other important information.  Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Fund Summary section

In the Principal Investment Strategies subsection, the second, third and fourth sentences of the first paragraph are deleted and replaced with the following:

The sub-adviser generally considers a company to be a small-capitalization company if the company has a market capitalization which was within the range of the Fund’s current benchmark index, the Russell 2000 Growth Index, over the last 13 months at the time of purchase.  For the 13 months ending March 31, 2020, the market capitalization range of the Russell 2000 Growth Index was approximately $3.6 million to $12.2 billion.  As of March 31, 2020, the weighted average market capitalization of the Fund was approximately $4.1 billion.